UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2004

Waste Services, Inc.

(as successor registrant to Capital Environmental Resource Inc.*)

(Exact name of registrant as specified in its charter)

Delaware	000-25955	01-0780204

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1122 International Blvd., Suite 601 Burlington Ontario, Canada		L7L 6Z8

(Address of principal executive offices)		(Zip Code)

Registrants’ telephone number, including area code: (905) 319-1237

*	Waste Services, Inc., a Delaware corporation, is filing this Form 8-K as the successor registrant to Capital Environmental Resource Inc., a company amalgamated under the laws of the Province of Ontario, Canada, pursuant to Rule 12g-3(a) of the Securities Exchange Act of 1934.

ITEM 5. Other Events and Regulation FD Disclosure
ITEM 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Amended & Restated Certificate of Incorporation
Certificate of Designations
Amended & Restated Bylaws
Press Release dated August 2, 2004

ITEM 5. Other Events and Regulation FD Disclosure

     Effective July 31, 2004, as part of its business strategy to expand into the United States, Capital Environmental, completed a migration transaction pursuant to which its corporate structure was reorganized so that Waste Services, Inc., or Waste Services, its Delaware subsidiary, became the ultimate parent company of the Capital Environmental corporate group. Upon the migration, Waste Services succeeded to all of the business of Capital Environmental. The migration did not result in any change of management.

     The migration transaction occurred by way of a plan of arrangement under the Business Corporations Act (Ontario) and consisted primarily of: (1) the exchange of Capital Environmental common shares into shares of Waste Services common stock by all U.S. holders of common shares and by eligible holders of common shares not resident in the United States who did not elect to retain their common shares; and (2) the conversion of the other Capital Environmental common shares into Capital Environmental exchangeable shares. The exchangeable shares entitle the holders thereof to dividends and other rights that are, as nearly as practical, economically equivalent to those rights attaching to shares of common stock of Waste Services. Exchangeable shares are exchangeable at the option of the holder at any time for shares in the common stock of Waste Services on a one-for-one basis.

     The shareholders of Capital Environmental approved the plan of arrangement at a special meeting of shareholders held on July 27, 2004. The Ontario Superior Court of Justice approved the plan of arrangement pursuant to an interim court order issued June 18, 2004 and a final court order issued July 30, 2004. For further information about the shareholders meeting and the court approval process, reference is made to the definitive proxy statement of Capital Environmental, dated June 28, 2004.

     Upon completion of the migration transaction, the common stock of Waste Services is deemed to be registered under Section 12(g) of the Securities Exchange Act of 1934 pursuant to Rule 12g-3(a). The common stock of Waste Services is quoted on the Nasdaq National Market and trades under the symbol “WSII.”

     A copy of a press release announcing the completion of the migration transaction and the composition of the board of directors of Waste Services is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. Financial Statements and Exhibits

(c)	Exhibits

3.1	Amended and Restated Certificate of Incorporation of Waste Services, Inc.
3.2	Certificate of Designations of Waste Services, Inc. filed July 30, 2004.
3.3	Amended and Restated Bylaws of Waste Services, Inc.
99.1	Press Release, dated August 2, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 2, 2004	WASTE SERVICES, INC.
By: /s/ Ivan R. Cairns
Name: Ivan R. Cairns Title: Executive Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Document
3.1	Amended and Restated Certificate of Incorporation of Waste Services, Inc.
3.2	Certificate of Designations of Waste Services, Inc. filed July 30, 2004.
3.3	Amended and Restated Bylaws of Waste Services, Inc.
99.1	Press Release, dated August 2, 2004.